SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report: March 22, 2016

BALTIA AIR LINES, INC.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	11-2989648 (IRS Employer Identification No.)
JFK INTERNATIONAL AIRPORT Terminal 4, Room 262.089, Jamaica, NY 11430 (Address of principal executive offices) Issuer's Telephone Number: (718) 719-8052
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.01 - Disposition of Assets

By a aircraft purchase contract dated January 22, 2016, and not in the ordinary course of business, the Company disposed of a 1976 Cessna 500 business jet aircraft, Registration No. N606KR, Serial No. 500-0306 owned by the Company and utilized for business purposes. This aircraft was sold to Jet Air Inc., located at 1801 S. Riverside Drive in Iowa City, IA 52246 for cash in the amount of $42,500.

This transaction was completed on March 16, 2016 and there is no material relationship between the Company and the purchaser, Jet Air Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baltia Air Lines

/ ____ signed ___ /
Russell Thal
President

_____ March 22, 2016 ____